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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2003
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                              MICROSEMI CORPORATION
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             (Exact name of Registrant as specified in its charter)


  Delaware                            0-8866                     95-2110371
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)


2381 Morse Avenue, Irvine, California                           92614
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(Address of principal executive office)                         (Zip Code)

        Registrant's telephone number, including area code (949) 221-7100
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1   News Release dated April 24, 2003 relating to the Registrant's earnings

Item 9.  Regulation FD Disclosure.

(This information is furnished pursuant to this Item 9 and Item 12. Results of Operations and Financial Condition)

         On April 24, 2003, the Registrant is publicly issuing a News Release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, relating to the Registrant's earnings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MICROSEMI CORPORATION
                                                    (Registrant)


Date: April 23, 2003                            By: David R. Sonksen
                                                --------------------------
                                                David R. Sonksen,
                                                Executive Vice President,
                                                Chief Financial Officer,
                                                Treasurer and Secretary